Exhibit 10.4

AMENDMENT NO. 2

TO THE

THIRD AMENDED AND RESTATED 1997 STOCK OPTION AND INCENTIVE PLAN

OF

AMB PROPERTY CORPORATION

AND AMB PROPERTY, L.P.

     AMB Property Corporation, a corporation organized under the laws of State of Maryland (the “Company”), hereby adopts this Amendment No. 2 (this “Amendment”) to the Third Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P. (the “Plan”). Capitalized terms used in this Amendment without definition shall have the meanings given to such terms in the Plan.

     WHEREAS, Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits any issuer from, directly or indirectly, including through any subsidiary, extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of that issuer (“Section 402”);

     WHEREAS, Section 5.2(d) of the Plan generally provides that the Company may allow payment of option exercises, in whole or in part, through delivery of a full recourse promissory note bearing interest and payable upon such terms as may be prescribed by the Committee;

     WHEREAS, Section 10.6 of the Plan generally provides that the Committee may, in its discretion, extend one or more loans to key employees in connection with the exercise or receipt of an option, performance award, stock appreciation right, dividend equivalent or stock payment granted under the Plan, or the issuance of restricted stock or deferred stock awarded under the Plan;

     WHEREAS, (a) Section 5.2(d) of the Plan provides that the options under the Plan may not be exercised by delivery of a promissory note or by a loan when or where such loan or other extension of credit is prohibited by law, and (b) Section 10.11 of the Plan provides that, to the extent permitted by applicable law, the Plan, the options, restricted stock awards, deferred stock awards, performance awards, stock appreciation rights, dividend equivalents, or stock payments granted or awarded under the Plan shall be deemed amended to the extent necessary to conform to applicable laws, rules and regulations;

     WHEREAS, Section 10.2 of the Plan provides that unless otherwise provided in Section 10.2 of the Plan, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee;

     WHEREAS, the Board believes it is in the best interest of the Company and its stockholders to amend the Plan to confirm and clarify that the Plan conforms to Section 402.

     NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 5.2(d). Section 5.2(d) of the Plan is hereby deleted and replaced to read in its entirety as follows:

                                “(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv); provided, however, that, the Committee may not allow payment in the manner prescribed in subsection (iv) by executive officers or directors of the Company. In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.”

2. Section 10.6. Section 10.6 of the Plan is hereby deleted and replaced to read in its entirety as follows:

                              “10.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan; provided, however, that, the Committee may not extend any such loans to executive officers or directors of the Company. The terms and conditions of any such loan shall be set by the Committee.”

(Signature Page Follows)

     I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of AMB Property Corporation effective as of September 23, 2004.

     Executed on this 23rd day of September, 2004.

/s/ Tamra D. Browne
Tamra D. Browne
Secretary

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